SERVICE AGREEMENT
                                   (EFT Service)


               AGREEMENT made this 31st day of July, 1993, by and between NATIONAL FUEL GAS SUPPLY CORPORATION, a Pennsylvania corporation, hereinafter called "Transporter" and CONNECTICUT NATURAL GAS CORPORATION, a Connecticut corporation, hereinafter called "Shipper."

               WHEREAS, Shipper has requested that Transporter transport natural gas; and

               WHEREAS, Transporter has agreed to provide such transportation for Shipper subject to the terms and conditions hereof.

               WITNESSETH: That, in consideration of the mutual covenants herein contained, the parties hereto agree that Transporter will transport for Shipper, on a firm basis, and Shipper will furnish, or cause to be furnished, to Transporter natural gas for such transportation during the term hereof, at the prices and on the terms and conditions hereinafter provided.


                                     ARTICLE I

                                    Quantities
                                    ----------

               Beginning on the date on which deliveries of gas are commenced hereunder and thereafter for the remaining term of this Agreement, and subject to the provisions of Transporter's EFT Rate Schedule, Transporter agrees to transport for Shipper's account up to the following quantities of natural gas:

   Contract Maximum Daily Transportation Quantity (MDTQ) of 1,877 Dekatherms
   (Dth)


                                    ARTICLE II

                                       Rate
                                       ----

               Unless otherwise mutually agreed in a written amendment to this Agreement, for each dekatherm of gas transported for Shipper by Transporter hereunder, Shipper shall pay Transporter the maximum rate provided under Rate Schedule EFT set forth in Transporter's effective FERC Gas Tariff. In the event that the Transporter places on file with the Federal Energy Regulatory Commission ("Commission") another rate schedule which may be applicable to transportation service rendered hereunder, then Transporter, at its option, may from and after the effective date of such rate schedule, utilize such rate schedule in performance of this Agreement. Such a rate schedule(s) or superseding rate schedule(s) and any revisions thereof which shall be filed and become effective shall apply to and be a part of this Agreement. Transporter shall have the right to propose, file and make effective with the Commission, or other body having jurisdiction, changes and revisions of any effective rate schedule(s), or to propose, file, and make effective superseding rate schedules, for the purpose of changing the rate, charges, and other provisions thereof effective as to Shipper.

               Shipper agrees to reimburse Transporter for the filing fees associated with this service and paid to the Commission.


                                    ARTICLE III

                                 Term of Agreement
                                 -----------------

   This Agreement shall be effective as of August 1, 1993 and shall continue in effect until March 31, 1996, and shall continue in effect from year to year thereafter until terminated by either Shipper or Transporter upon twelve (12) months written notice to the other.


                                    ARTICLE IV

                          Points of Receipt and Delivery
                          ------------------------------

               The Point(s) of Receipt for all gas that may be received for Shipper's account for transportation by Transporter, and the receipt entitlements applicable to each point of receipt, or combinations of receipt points, are set forth in Appendix A.

               The Point(s) of Delivery for all gas to be delivered by Transporter for Shipper's account are set forth in Appendix B.

                                     ARTICLE V

                  Incorporation By Reference of Tariff Provisions
                  -----------------------------------------------

               To the extent not inconsistent with the terms and conditions of this agreement, the provisions of Rate Schedule EFT, or any effective superseding rate schedule or otherwise applicable rate schedule, including any provisions of the General Terms and Conditions incorporated therein, and any revisions thereof that may be made effective hereafter are hereby made applicable to and a part hereof by reference.


                                    ARTICLE VI

                          Cancellation of Prior Contracts
                          -------------------------------

         If this Agreement becomes effective as an executed service agreement, it shall supersede and cancel all prior gas sales agreements between the parties, including but not limited to Shipper's interest in the Gas Sales Agreement dated February 27, 1984 between Algonquin Gas Transmission Company as Buyer and National Fuel Gas Supply Corporation as Seller.


                                    ARTICLE VII

                                   Miscellaneous
                                   -------------

               1. No change, modification or alteration of this Agreement shall be or become effective until executed in writing by the parties hereto, and no course of dealing between the parties shall be construed to alter the terms hereof, except as expressly stated herein.

               2. No waiver by any party of any one or more defaults by the other in the performance of any provisions of this Agreement shall operate or be construed as a waiver of any other default or defaults, whether of a like or of a different character.

               3. Any company which shall succeed by purchase, merger or consolidation of the gas related properties, substantially as an entirety, of Transporter or of Shipper, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Agreement. Either party may, without relieving itself of its obligations under this Agreement, assign any of its rights hereunder to a company with which it is affiliated, but otherwise, no assignment of this Agreement or of any of the rights or obligations hereunder shall be made unless there first shall have been obtained the consent thereto in writing of the other party. Consent shall not be unreasonably withheld.

               4. Except as herein otherwise provided, any notice, request, demand, statement or bill provided for in this Agreement, or any notice which either party may desire to give the other, shall be in writing and shall be considered as duly delivered when mailed by registered or certified mail to the Post Office address of the parties hereto, as the case may be, as follows:

               Transporter: National Fuel Gas Supply Corporation
                            Gas Supply - Transportation
                            Room 1200
                            10 Lafayette Square
                            Buffalo, New York  14203
               Shipper:     Connecticut Natural Gas Corporation
                            Attn:  Julia Schiavi, Energy
                                   Affairs Analyst
                            100 Columbus Boulevard
                            P.O. Box 1500
                            Hartford, Connecticut 06144-1500


   or at such other address as either party shall designate by formal written notice. Routine communications, including monthly statements, shall be considered as duly delivered when mailed by either registered, certified, or ordinary mail, electronic communication, or telecommunication.

               5. Transporter and Shipper shall proceed with due diligence to obtain such governmental and other regulatory authorizations as may be required for the rendition of the services contemplated herein, provided that Transporter reserves the right to file and prosecute applications for such authorizations, any supplements or amendments thereto and, if necessary, any court review, in such manner as it deems to be in its best interest, including the right to withdraw the application or to file pleadings and motions (including motions for dismissal).

               6. This Agreement and the respective obligations of the parties hereunder are subject to all present and future valid laws, orders, rules and regulations of constituted authorities having jurisdiction over the parties, their functions or gas supply, this Agreement or any provision hereof. Neither party shall be held in default for failure to perform hereunder if such failure is due to compliance with laws, orders, rules or regulations of any such duly constituted authorities.

               7. The subject headings of the articles of this Agreement are inserted for the purpose of convenient reference and are not intended to be a part of the Agreement nor considered in any interpretation of the same.

               8. No presumption shall operate in favor of or against either party hereto as a result of any responsibility either party may have had for drafting this Agreement.

               9. The interpretation and performance of this Agreement shall be in accordance with the laws of the State of Pennsylvania, without recourse to the law regarding the conflict of laws.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized personnel and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.

                                NATIONAL FUEL GAS SUPPLY
                                 CORPORATION

                                     Transporter

   Attest:


   ___________________           By_________________________
        Secretary                      President
     (Corporate Seal)


                                CONNECTICUT NATURAL GAS
                                 CORPORATION

                                         Shipper

   Attest:


   Lynn C. Blackwell             By E.M. Karanian
   -------------------------       --------------------------
         Secretary               Assistant Vice President
     (Corporate Seal)

                                   Appendix A to

                               EFT Service Agreement

                                      Between

                       NATIONAL FUEL GAS SUPPLY CORPORATION

                                        and

                        CONNECTICUT NATURAL GAS CORPORATION

                      RECEIPT POINTS AND RECEIPT ENTITLEMENTS

                                                   Receipt Entitlements
                                                   Conn Nat'l Gas Corp
                                                   ---------------------
                                                   (all Quantities in Dth)


   Upstream Receipts
         TGP   Zone 4 Points                                   1,149
               Zone 5 Points                                     766
                                                               -----
   Total Upstream Receipts                                     1,915

   Total Receipt Entitlements                                  1,915
                                                               =====

                                   Appendix B to

                               EFT Service Agreement

                                      Between

                       NATIONAL FUEL GAS SUPPLY CORPORATION

                                        and

                        CONNECTICUT NATURAL GAS CORPORATION

                                  DELIVERY POINTS

            Page 1

                     National Fuel Gas Supply Corporation Pipeline Receipt Points
                           Available to Connecticut Natural Gas Corporation



                                                 Line

   Meter Name        Meter Number      Designation       Township    County      State
   ----------        ------------      -----------       --------    ------      -----


   Tennessee Gas Pipeline Corporation


   Wharton                 3261              YM7         Wharton     Potter        PA

                                                                       Page 2

                     National Fuel Gas Supply Corporation Pipeline Receipt Points
                           Available to Connecticut Natural Gas Corporation



                                                 Line

   Meter Name        Meter Number      Designation       Township     County       State
   ----------        ------------      -----------       --------     ------       -----


   Tennessee Gas Pipeline Corporation

   Zone 5 points
   -------------


    Clarence              2-0497            XM-2        Clarence      Erie            NY

    Colden Storage        6-0003              T         Eden          Erie            NY
    East Aurora           2-0077              X         Wales         Erie            NY

    Hamburg-E.Eden        2-0076             T,X        Eden          Erie            NY
    Lewiston              2-0092             8"         Lewiston      Niagara         NY

    Mayville              2-0088             6"         Chautauqua    Chautauqua      NY

    Nashville             2-0243            RM-32       Hanover       Chautauqua      NY
    Storage
    Peldn                 2-0326              Z         Lewiston      Niagara         NY

    Sherman               2-0428             4"         Sherman       Chautauqua      NY



   Zone 4 points
   -------------

    Cochranton            2-0314            S-M2        E.            Crawford        PA
                                                        Fairfield

    Coudersport           2-0074            Y-M2        Hebron        Potter          PA

    Cranberry             2-0703              H         Cranberry     Venango         PA
    Sales
    Hebron Storage        6-0001           Storage      Hebron        Potter          PA

    Lamont                2-0072              K         Highland      Elk             PA
    Mercer                2-0069            N-M44       Jefferson     Mercer          PA

    Pettis                2-0071            H-M2        Wayne         Crawford        PA

    Rose Lake             2-0527            Y-M2        Allegany      Potter          PA
    Russel City           2-0301              L         Highland      Elk             PA

    Sharon                2-0496            N-M51       Pulaski       Lawrence        PA
    Townville             2-0390             4"         Townville     Crawford        PA

    Union City            2-0200              Q         Union         Erie            PA

    Wattsburg             2-0075            D-20        Wayne         Erie            PA